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78 McDonald's Corporation

Exhibit 23. Consent of independent auditors
--------------------------------------------------------------------------------

We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 24, 2002 with respect to the Consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                   -------------------------------------
                   Commission File No.
                   -------------------------------------
                   Form S-8                    Form S-3
                   -------------------------------------
                   33-09267                    33-00001
                   33-24958                    33-64873
                   33-49817                    333-25899
                   33-50701                    333-59145
                   33-58840                    333-60170
                   333-03409                   333-82920
                   333-65033
                   333-36776
                   333-36778
                   333-71656
                   -------------------------------------



                                       ERNST & YOUNG LLP

Chicago, Illinois
March 25, 2002